UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 24, 2011

PRIMEDIA Inc.

(Exact Name of Registrant as Specified in Charter)

3585 Engineering Drive, Norcross, Georgia 30092

(Address of Principal Executive Offices)

Delaware	1-11106	13-3647573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code 678-421-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 24, 2011, the Board of Directors (the “Board”) of PRIMEDIA Inc. (the “Company”) met and discussed the attached ruling of the Supreme Court of the State of Delaware (the “Delaware Supreme Court”) which reversed and remanded a decision by the Court of Chancery of the State of Delaware dismissing, with prejudice, the operative complaint in a shareholder derivative action captioned In re Primedia Inc. Derivative Litigation, C.A. No. 1808-N. At the meeting, the members of a Special Litigation Committee of the Board, both of whom are not named as defendants in the derivative action, informed the Board that with the assistance of their counsel, they had reviewed and considered the ruling by the Delaware Supreme Court and determined that the ruling did not alter the conclusion previously reached in their report that it was not in the best interests of the Company to pursue the claims asserted in the derivative action. The Board further determined that the ruling by the Delaware Supreme Court did not alter the Board’s previously reached conclusion that the claims asserted in the derivative action had limited, if any, value to the Company. For a description of the derivative action, see “Litigation Related to the Pending Shareholder Derivative Action” beginning on page 48 of the Information Statement filed on June 20, 2011 by the Company.

Additional Information and Where to Find It

The Company filed a definitive information statement with the SEC on June 20, 2011 in connection with the proposed transaction described therein. THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE INFORMATION STATEMENT REGARDING THE PROPOSED TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION. The Company’s stockholders are able to obtain, without charge, a copy of the information statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders are also be able to obtain, without charge, a copy of the information statement and other relevant documents by directing a request by mail or telephone to PRIMEDIA Inc. , Attn: Corporate Secretary, 3585 Engineering Drive, Norcross, Georgia 30092, telephone: (678) 421-3000, or from the Company’s website, http://www.primedia.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the information statement or this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Kahn v. Kohlberg Kravis Roberts & Co., No. 436, 2010 (Del. June 20, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMEDIA INC.

Dated: June 24, 2011

	By:	/s/ KEITH L. BELKNAP
	Name:	Keith L. Belknap
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Kahn v. Kohlberg Kravis Roberts & Co., No. 436, 2010 (Del. June 20, 2011)